PayPal & Synchrony Financial Expanded Strategic Credit Relationship November 16, 2017 Exhibit 99.1

2 Disclaimers Cautionary Statement Regarding Forward-Looking Statements This presentation contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “targets,” “outlook,” “estimates,” “will,” “should,” “may” or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the projected impact and benefits of our acquisition of the PayPal Credit U.S. Consumer Receivables Portfolio, including our plans, objectives, expectations and intentions and other statements that are not historical facts. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Other factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated; retaining existing partners and attracting new partners, concentration of our revenue in a small number of Retail Card partners, promotion and support of our products by our partners, and financial performance of our partners; cyber-attacks or other security breaches; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to securitize our loans, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loans, and lower payment rates on our securitized loans; our ability to grow our deposits in the future; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk, the sufficiency of our allowance for loan losses and the accuracy of the assumptions or estimates used in preparing our financial statements; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of strategic investments; reductions in interchange fees; fraudulent activity; failure of third parties to provide various services that are important to our operations; disruptions in the operations of our computer systems and data centers; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; damage to our reputation; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and state sales tax rules and regulations; a material indemnification obligation to GE under the tax sharing and separation agreement with GE if we cause the split-off from GE or certain preliminary transactions to fail to qualify for tax-free treatment or in the case of certain significant transfers of our stock following the split-off; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the impact of the Consumer Financial Protection Bureau's regulation of our business; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit Synchrony Bank's ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this presentation and in our public filings, including under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as filed on February 23, 2017. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

# Credit Partnership Advantages

## Consumer Credit at PayPal

- Important flywheel product
- Lower funding cost
- Higher average order value and TPV per customer
- New customers activated on PayPal Credit have 50% higher engagement than average new activated[1]
- Higher merchant adoption rates

## PayPal & Synchrony Partnership will Enable Growth

### PayPal's Advantages

- PayPal retains credit branding
- Fully integrated in-wallet customer experience
- No impact to existing merchant integrations
- Partnership will enable faster development of new product features and experiences

### Synchrony's Advantages

- Strong digital capabilities
- Multi-product portfolio
- Best-in-class portfolio management
- Proven history in credit partnerships
- Robust balance sheet for credit funding

synchrony FINANCIAL

1. PayPal analysis, November 2017.

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4 Extending a Long-Term, Value-Creating Relationship Driving exceptional consumer & merchant product experiences Best of joint capabilities across the value chain Successful partnership for 13+ years PayPal’s fully integrated front end & superior transaction data Uniquely positioned to grow through superior decisioning and product graduation Synchrony’s extensive product suite, lower cost to serve, strong balance sheet Partners Since 2004

5 Powerful Partnership Structure • Shared data will enable superior underwriting, fraud and risk management • Governed by a joint Strategic Operating Committee, with PayPal retaining decision- making authority on core PayPal matters, such as marketing, branding, and merchant selection • Marketing, including maintaining and controlling the customer acquisition and checkout experiences • Supplemental risk management, model development, and enhanced underwriting capabilities PayPal ControlsJoint Ownership and Governance • Program management functions, including transaction authorization, fraud management, and payment processing • Compliance – all items related to legal compliance • Risk management policies • Final underwriting decision rights Synchrony Controls

# Transaction Summary

| | |
|---|---|
| **Receivables Purchased** | Synchrony Financial will acquire $6.8 billion in receivables, including PayPal's U.S. consumer credit receivables portfolio, which totaled approximately $5.8 billion in receivables as of October 31, 2017, and approximately $1 billion in participation interests in receivables held by certain investors and a chartered financial institution |
| **Expected Closing** | Third Quarter 2018 |
| **Financial Implications** | Pre-closing EPS impact<br>• 4Q17 ~$0.03 dilutive due to pre-funding and deal-related expenses<br>• 1H18 ~$0.05 dilutive due to pre-funding and onboarding costs<br><br>Post-closing EPS impact (assuming July 1, 2018 close)<br>• 2H18 ~$0.20 dilutive primarily due to allowance build<br><br>EPS accretive in 2019<br><br>Return on Assets<br>• Generally consistent with existing SYF return profile beyond early impacts from allowance build, pre-funding, and onboarding costs |
| **Capital Implications** | Transaction is not expected to impact current capital plan announced May 17, 2017 |

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7 Expanded Strategic Credit Relationship with PayPal Strategic Economic • Expands 13+ year successful partnership with leading global digital payments company ‒ Acquiring PayPal Credit elevates PayPal to Top 5 partner status at SYF • Core program acquisition, ability to deliver significant value to the partnership • Extends reach into attractive, rapidly growing digital payments channel • Enhances competitive position and leverages our digital capabilities and expertise • Significant opportunity for growth • EPS accretive in 2019, with opportunity for significant growth • ROA generally consistent with overall business after initial up-front costs and allowance build • Opportunity to effectively deploy capital at attractive risk-adjusted returns • Provides opportunity to leverage scale and realize synergies